EXHIBIT 99.2

KITE REALTY GROUP TRUST

MARCH 31, 2011

INVESTOR RELATIONS CONTACT:

Dan Sink, Chief Financial Officer

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600

SUPPLEMENTAL INFORMATION – MARCH 31, 2011

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three Months Ended March 31
9	Funds from Operations and Other Financial Information for the Three Months Ended March 31
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of March 31, 2011
11	Same Property Net Operating Income for the Three Months Ended March 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of March 31, 2011
14	Schedule of Outstanding Debt as of March 31, 2011
17	Refinancing Update
18	Joint Venture Summary – Unconsolidated Properties
19	Condensed Combined Balance Sheets of Unconsolidated Properties
20	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three Months Ended March 31
21	Top 10 Retail Tenants by Gross Leasable Area
22	Top 25 Tenants by Annualized Base Rent
23	Lease Expirations – Operating Portfolio
24	Lease Expirations – Retail Anchor Tenants
25	Lease Expirations – Retail Shops
26	Lease Expirations – Commercial Tenants
27	Summary Retail Portfolio Statistics Including Joint Venture Properties
28	Summary Commercial Portfolio Statistics
29	In-Process Developments
30	Redevelopment Projects
31	Future Developments
32	Geographic Diversification – Operating Portfolio
33	Operating Retail Properties
37	Operating Commercial Properties
38	Retail Operating Portfolio – Tenant Breakdown

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
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CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of March 31, 2011, we owned interests in 62 properties totaling approximately 9.2 million square feet and an additional 0.5 million square feet in two properties currently under development.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of March 31, 2011

•	Operating Retail Properties	52
•	Operating Commercial Properties	4
•	Total Properties Under Redevelopment	6
	Total Operating and Redevelopment Properties	62
•	Total Properties Under Development	2
•	States	10
•	Total GLA/NRA of 56 Operating Properties	8,520,986
•	Owned GLA/NRA of 56 Operating Properties	5,633,541
•	Owned GLA of Properties Under Development (2)/Redevelopment (6)	885,779
•	Percentage of Owned GLA/NRA Leased – Total Portfolio	92.3%
•	Percentage of Owned GLA Leased – Retail Operating	92.3%
•	Percentage of Owned NRA Leased – Commercial Operating	92.0%
•	Total Full-Time Employees	73

Stock Listing:  New York Stock Exchange symbol: KRG

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CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Kite Realty Group Trust	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear/Mr. R. J. Milligan
30 South Meridian Street, Suite 1100	(212) 885-4170	(727) 567-2253/(727) 567-2660
Indianapolis, IN 46204	paul.adornato@bmo.com	paul.puryear@raymondjames.com
(317) 577-5609		Richard.milligan@raymondjames.com
dsink@kiterealty.com	Citigroup Global Markets
	Mr. Michael Bilerman/Mr. Quentin Velleley	RBC Capital Markets
Transfer Agent:	(212) 816-1383/(212) 816-6981	Mr. Rich Moore/Mr. Wes Golladay
	michael.bilerman@citigroup.com	(440) 715-2646/(440) 715-2650
Stocktrans, a Broadridge Company	Quentin.velleley@citi.com	rich.moore@rbccm.com
Mr. Robert Winterle		wes.golladay@rbccm.com
44 W. Ardmore Avenue	Janney Montgomery Scott
Ardmore, PA 19003	Mr. Andrew T. Dizio, CFA	Stifel, Nicolaus & Company, Inc.
(610) 649-7300	(215) 665-6439	Mr. Nathan Isbee
	adizio@jmsonline.com	(443) 224-1346
Stock Specialist:		nisbee@stifel.com
KeyBanc Capital Markets
Barclays Capital	Mr. Jordan Sadler/Mr. Todd Thomas	Wells Fargo Securities, LLC
45 Broadway	(917) 368-2280/(917) 368-2286	Mr. Jeffrey J. Donnelly, CFA
20th Floor	tthomas@keybanccm.com	(617) 603-4262
New York, NY 10006	jsadler@keybanccm.com	jeff.donnelly@wachovia.com
(646) 333-7000
Morgan Keegan
Mr. Steve Swett
(212) 508-7585
stephen.swett@morgankeegan.com

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IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011 to be filed on or about May 10, 2011, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida and Texas;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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CORPORATE STRUCTURE CHART -- MARCH 31, 2011

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CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31, 2011	December 31, 2010
Assets:
Investment properties, at cost:
Land	$229,454,821	$228,707,073
Land held for development	27,386,474	27,384,631
Buildings and improvements	790,204,170	780,038,034
Furniture, equipment and other	5,234,399	5,166,303
Construction in progress	163,586,816	158,636,747
	1,215,866,680	1,199,932,788
Less: accumulated depreciation	(159,997,199)	(152,083,936)
	1,055,869,481	1,047,848,852
Cash and cash equivalents	8,136,797	15,394,528
Tenant receivables, including accrued straight-line rent of $9,547,176 and $9,113,712, respectively, net of allowance for uncollectible accounts	17,884,508	18,204,215
Other receivables	4,194,074	5,484,277
Investments in unconsolidated entities, at equity	16,867,808	11,193,113
Escrow deposits	10,357,558	8,793,968
Deferred costs, net	25,260,550	24,207,046
Prepaid and other assets	1,924,312	1,656,746
Total Assets	$1,140,495,088	$1,132,782,745

Liabilities and Equity:
Mortgage and other indebtedness	$627,300,804	$610,926,613
Accounts payable and accrued expenses	32,703,307	32,362,917
Deferred revenue and other liabilities	14,287,472	15,399,002
Total Liabilities	674,291,583	658,688,532
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	43,582,755	44,115,028
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 2,800,000 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	70,000,000	70,000,000
Common Shares, $.01 par value, 200,000,000 shares authorized 63,558,296 shares and 63,342,219 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	635,583	633,422
Additional paid in capital	448,794,513	448,779,180
Accumulated other comprehensive loss	(1,708,751)	(2,900,100)
Accumulated deficit	(99,412,067)	(93,447,581)
Total Kite Realty Group Trust Shareholders’ Equity	418,309,278	423,064,921
Noncontrolling Interests	4,311,472	6,914,264
Total Equity	422,620,750	429,979,185
Total Liabilities and Equity	$1,140,495,088	$1,132,782,745

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CONSOLIDATED STATEMENTS OF OPERATIONS – THREE MONTHS (UNAUDITED)

	Three Months Ended March 31,
	2011	2010
Revenue:
Minimum rent	$18,367,242	$17,735,211
Tenant reimbursements	5,179,210	4,841,261
Other property related revenue	888,532	1,099,812
Construction and service fee revenue	10,038	1,879,350
Total revenue	24,445,022	25,555,634
Expenses:
Property operating	4,910,012	4,574,352
Real estate taxes	3,312,944	3,376,314
Cost of construction and services	49,913	1,758,318
General, administrative, and other	1,848,452	1,375,970
Depreciation and amortization	9,176,873	8,544,855
Total expenses	19,298,194	19,629,809
Operating income	5,146,828	5,925,825
Interest expense	(5,901,625)	(7,096,863)
Income tax benefit (expense) of taxable REIT subsidiary	16,073	(25,836)
Loss from unconsolidated entities	(87,625)	—
Other income	49,038	65,750
Consolidated net loss	(777,311)	(1,131,124)
Net loss attributable to noncontrolling interests	70,494	56,444
Dividends on preferred shares	(1,443,750)	—
Net loss attributable to Kite Realty Group Trust	$(2,150,567)	$(1,074,680)

Net loss per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted	$(0.03)	$(0.02)

Weighted average common shares outstanding – basic and diluted	63,448,048	63,121,498
Dividends declared per common share	$0.0600	$0.0600

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FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE MONTHS

	Three Months Ended March 31,
	2011	2010
Consolidated net loss	$(777,311)	$(1,131,124)
Less dividends on preferred shares	(1,443,750)	—
Less net income attributable to noncontrolling interests in properties	(16,586)	(79,089)
Add depreciation and amortization of consolidated entities, net of noncontrolling interests	9,014,386	8,322,513
Add depreciation and amortization of unconsolidated entities	83,200	—
Funds From Operations of the Operating Partnership1	6,859,939	7,112,300
Less redeemable noncontrolling interests in Funds From Operations	(754,593)	(796,578)
Funds From Operations allocable to the Company1	$6,105,346	$6,315,722

Basic FFO per share of the Operating Partnership	$0.10	$0.10
Diluted FFO per share of the Operating Partnership	$0.10	$0.10

Basic weighted average Common Shares outstanding	63,448,048	63,121,498
Diluted weighted average Common Shares outstanding	63,763,668	63,137,031
Basic weighted average Common Shares and Units outstanding	71,303,746	71,095,552
Diluted weighted average Common Shares and Units outstanding	71,619,366	71,291,084

Other Financial Information:
Capital expenditures2
Tenant improvements - Retail	$764,792	$440,434
Tenant improvements – Commercial	—	—
Leasing commissions - Retail	159,579	76,306
Leasing commissions – Commercial	—	30,662
Capital improvements3	102,439	21,721
Scheduled debt principal payments	1,191,722	1,075,136
Straight line rent	433,284	83,315
Market rent amortization income from acquired leases	632,535	767,131
Market debt adjustment	107,714	107,714
Non-cash compensation expense	207,213
Capitalized interest	2,142,262	1,988,127
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	9,447,455	11,923,080
Additional Construction in progress not in development pipelines	37,114,131	35,675,974
Acreage of undeveloped, vacant land in the operating portfolio4	41.2

____________________
1
“Funds From Operations of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Excludes land in construction in progress and land held for development.

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MARKET CAPITALIZATION AS OF MARCH 31, 2011
				Total	Percent of
		Percent of		Market	Total Market
		Total Equity		Capitalization	Capitalization
Equity Capitalization:

Total Common Shares Outstanding		89.0%		63,558,296

Operating Partnership ("OP") Units Outstanding		11.0%		7,854,498

Combined Common Shares and OP Units		100.0%		71,412,794

Market Price of Common Shares at March 31, 2011				$5.31

Series A Preferred Shares				70,000,000

Total Equity Capitalization				449,201,938	43%

Debt Capitalization:
Company Outstanding Debt				627,300,804

Less: Partner Share of Consolidated Joint Venture Debt				(45,445,023)

Company Share of Outstanding Debt				581,855,781

Pro-rata Share of Unconsolidated Joint Venture Debt				12,793,471

Less: Cash and Cash Equivalents (Consolidated and Pro-rata share of unconsolidated Joint Venture cash)				(8,997,302)

Total Net Debt Capitalization				585,651,950	57%

Total Market Capitalization as of March 31, 2011				$1,034,853,888	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF MARCH 31, 2011
Consolidated Undepreciated Real Estate Assets		$1,215,866,680
Company Share of Unconsolidated Real Estate Assets		29,056,562
Escrow Deposits		10,357,558
		$1,255,280,800

Total Consolidated Debt		$627,300,804
Company Share of Joint Venture Debt		12,793,471
Less: Cash, Including Unconsolidated		(8,997,302)
		$631,096,973

Ratio of Debt to Total Undepreciated Real Estate Assets		50.3%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF MARCH 31, 2011
Company Share of
- Consolidated Debt		$581,855,781
- Unconsolidated Debt		$12,793,471
Less: Cash, Including Unconsolidated		(8,997,302)
		585,651,950
Q1 2011 EBITDA, Annualized:
- Consolidated	$57,294,804
- Unconsolidated	182,660
- Pro Forma Adjustment1	2,878,004	60,355,468
		9.7	x

1				Represents full year effect of adjustments for seasonality of rent, annualization of mid-first quarter rent commencement, and normalizing G&A to high end of guidance range.

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SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended March 31,
	2011	2010	% Change
Number of properties at period end1	54	54

Leased percentage at period end	92.4%	90.5%

Minimum rent	$16,412,069	$16,388,214
Tenant recoveries	4,513,604	4,542,846
Other income	104,272	64,992
	21,029,945	20,996,052

Property operating expenses	4,531,410	4,357,777
Real estate taxes	2,762,161	3,038,768
	7,293,571	7,396,545

Net operating income – same properties (54 properties)2	$13,736,374	$13,599,507	1.0%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$13,736,374	$13,599,507
Other income (expense), net	(14,443,191)	(14,674,187)
Dividends on preferred shares	(1,443,750)	—
Net loss	$(2,150,567)	$(1,074,680)

____________________
1	Same Property analysis excludes Courthouse Shadows, Four Corner Square, Rivers Edge, The Centre and Bolton Plaza properties as the Company pursues redevelopment of these properties.

2
Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

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[Missing Graphic Reference]
SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Revenue:
Minimum rent	$18,367,242	$18,067,685	$18,292,136 $	$17,741,385	$17,735,211
Tenant reimbursements	5,179,210	4,319,215	4,246,120	4,259,847	4,841,261
Other property related revenue1	418,620	1,288,954	934,004	466,819	678,157
Parking revenue, net2	63,355	90,655	47,848	4,653	(11,326)
	24,028,427	23,766,509	23,520,108	22,472,704	23,243,303
Expenses:
Property operating – Recoverable3	4,019,203	3,756,769	3,189,813	2,928,684	3,512,414
Property operating – Non-Recoverable3	668,605	923,526	1,124,230	615,317	896,183
Real estate taxes	3,128,591	2,164,704	2,975,198	2,975,372	3,109,088
	7,816,399	6,844,999	7,289,241	6,519,373	7,517,685
Net Operating Income – Properties	16,212,028	16,921,510	16,230,867	15,953,331	15,725,618

Other Income (Expense):
Construction and service fee revenue	10,038	1,746,947	1,270,928	1,950,848	1,879,350
Cost of construction and services	(49,913)	(1,598,958)	(1,147,383)	(1,637,383)	(1,758,318)
General, administrative, and other	(1,848,452)	(1,480,980)	(1,260,314)	(1,254,792)	(1,375,970)
	(1,888,327)	(1,332,991)	(1,136,769)	(941,327)	(1,254,938)
Earnings Before Interest, Taxes, Depreciation and Amortization	14,323,701	15,588,519	15,094,098	15,012,004	14,470,680

Depreciation and amortization	(9,176,873)	(9,290,845)	(10,731,138)	(12,165,390)	(8,544,855)
Interest expense	(5,901,625)	(7,219,072)	(6,978,767)	(7,237,738)	(7,096,863)
Income tax benefit (expense) of taxable REIT subsidiary	16,073	(31,932)	(80,954)	(127,264)	(25,836)
(Loss) income from unconsolidated entities	(87,625)	48,477	(1,847)	(98,595)	—
Other income	49,038	44,985	53,633	66,810	65,750
Net loss	(777,311)	(859,868)	(2,644,975)	(4,550,173)	(1,131,124)
Net loss attributable to noncontrolling interest	70,494	74,227	255,021	529,618	56,444
Dividends on preferred shares	(1,443,750)	(376,979)	—	—	—
Net loss attributable to Kite Realty Group Trust	$(2,150,567)	$(1,162,620)	$(2,389,954)	$(4,020,555)	$(1,074,680)

NOI/Revenue	67.5%	71.2%	69.0%	71.0%	67.6%
Recovery Ratio4
- Retail Only	83.0%	85.7%	77.2%
- Total Portfolio	72.5%	72.9%	68.9%	72.2%	73.1%

____________________
1	Other property related revenue for the three months ended March 31, 2011 includes a lease term fee of approximately $200,000.
2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
3	Recoverable expenses include total management fee expense, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expense.
4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

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SUMMARY OF OUTSTANDING DEBT AS OF MARCH 31, 2011

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$296,386,175	46%	5.98%	4.9
Floating Rate Debt (Hedged)	144,310,926	23%	5.00%	1.1
Total Fixed Rate Debt	440,697,101	69%	5.66%	3.7
Variable Rate Debt:
Construction Loans	89,071,836	14%	3.59%	2.0
Other Variable	241,403,596	38%	2.34%	1.4
Floating Rate Debt (Hedged)	(144,310,926)	-23%	-2.59%	-1.1
Unconsolidated	12,793,471	2%	3.36%	2.8
Total Variable Rate Debt	198,957,977	31%	2.78%	2.0
Net Premiums on Fixed Rate Debt	439,197	N/A	N/A	N/A
Total	$640,094,275	100%	4.77%	3.1

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
	Annual Maturity	Term Maturities	Corporate Debt
2011	$2,484,819	$43,817,736	$-	$29,926,697	$76,229,252	$—	$76,229,252
2012	4,265,575	64,480,230	112,500,000	—	181,245,805	—	181,245,805
2013	4,351,861	34,515,433	—	44,833,613	83,700,907	8,086,400	91,787,307
2014	4,105,521	34,772,482	—	—	38,878,003	4,707,071	43,585,074
2015	3,849,846	38,301,942	—	—	42,151,788	—	42,151,788
2016 and Beyond	7,376,310	182,968,016	—	14,311,526	204,655,852	—	204,655,852
Net Premiums on Fixed Rate Debt	—	—	—	—	439,197	—	439,197
Total	$26,433,932	$398,855,839	$112,500,000	$89,071,836	$627,300,804	$12,793,471	$640,094,275

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.13

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2011

CONSOLIDATED DEBT
Fixed Rate Debt		Interest Rate	Maturity Date	Balance as of March 31, 2011	Monthly Debt Service As of March 31, 2011
50th & 12th		5.67%	11/11/14	$4,272,234	$27,190
The Centre at Panola, Phase I		6.78%	1/1/22	3,413,195	36,583
Cool Creek Commons		5.88%	4/11/16	17,582,742	106,534
Fox Lake Crossing		5.16%	7/1/12	10,986,908	68,604
Geist Pavilion		5.78%	1/1/17	11,125,000	50,013
Indian River Square		5.42%	6/11/15	12,992,003	74,850
International Speedway Square		5.77%	4/1/21	21,000,000	100,975
Kedron Village		5.70%	1/11/17	29,700,000	131,670
Pine Ridge Crossing		6.34%	10/11/16	17,500,000	86,349
Plaza at Cedar Hill		7.38%	2/1/12	25,059,161	193,485
Plaza Volente		5.42%	6/11/15	28,015,838	161,405
Preston Commons		5.90%	3/11/13	4,200,874	28,174
Riverchase Plaza		6.34%	10/11/16	10,500,000	51,809
Sunland Towne Centre		6.01%	7/1/16	25,000,000	116,861
30 South		6.09%	1/11/14	21,201,116	142,257
Traders Point		5.86%	10/11/16	45,895,436	209,181
Whitehall Pike		6.71%	7/5/18	7,941,668	77,436
Subtotal				$296,386,175	$1,663,376

Floating Rate Debt (Hedged)		Interest Rate	Maturity Date	Balance as of March 31, 2011	Monthly Debt Service as of March 31, 2011
KeyBank (Admin. Agent)		3.27%	7/15/11	$55,000,000	$149,646
Bank of America		1.73%	12/27/11	19,700,000	28,401
PNC Bank		1.89%	4/30/12	14,856,200	23,399
Charter One Bank		2.98%	10/31/11	20,000,000	49,667
M&I Bank		1.65%	12/19/11	20,000,000	27,500
TD Bank		3.31%	1/3/17	14,754,726	40,698
Subtotal				$144,310,926	$319,310
TOTAL CONSOLIDATED FIXED RATE DEBT				$440,697,101	$1,982,686
TOTAL NET PREMIUMS ON FIXED RATE DEBT				$439,197

Variable Rate Debt: Mortgages	Lender	Interest Rate1	Maturity Date	Balance as of March 31, 2011
951 & 41	KeyBank	LIBOR + 300	9/22/13	$7,800,000
Bayport Commons2	Bank of America	LIBOR + 350	1/6/12	14,323,015
Beacon Hill3	Fifth Third Bank	LIBOR + 125	3/30/14	7,360,350
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12	14,801,820
Estero Town Commons4	Wells Fargo	LIBOR + 325	1/15/13	10,500,000
Fishers Station5	PNC Bank	LIBOR + 350	6/6/11	3,579,870
Gateway Shopping Center6	Charter One Bank	LIBOR + 190	10/31/11	20,622,866
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	19,615,000
Indiana State Motor Pool	Old National Bank	LIBOR + 325	2/4/14	3,437,915
Ridge Plaza	TD Bank	LIBOR + 325	1/3/17	14,674,818
Tarpon Springs Plaza	Wells Fargo	LIBOR + 325	1/15/13	12,187,942
Subtotal				$128,903,596
____________________
1		At March 31, 2011, one-month LIBOR was 0.24%.

2		The Company has a preferred return, then a 60% interest. The loan is guaranteed by Kite Realty Group, LP.

3		The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.

4		The Company has a preferred return, then a 40% interest. The loan is guaranteed by Kite Realty Group, LP.

5		The Company has a 25% interest in this property. The loan is guaranteed by the Operating Partnership.

6		The Company has a preferred return, then a 50% interest. This loan is a severally guaranteed by the Operating Partnership.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.14

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2011 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of March 31, 2011
Bridgewater Marketplace2	Indiana Bank And Trust	LIBOR + 185	6/29/13	$7,000,000	$7,000,000
Cobblestone Plaza3	Wells Fargo	LIBOR + 350	2/12/13	34,000,000	28,753,613
Delray Marketplace3	Wells Fargo	LIBOR + 300	6/30/11	4,725,000	4,725,000
Eddy Street Commons	Bank of America	LIBOR + 230	12/30/11	29,460,000	25,201,697
Rivers Edge	Huntington Bank	LIBOR + 325	1/15/16	25,500,000	14,311,526
South Elgin Commons4	Charter One Bank	LIBOR + 325	9/30/13	9,440,000	9,080,000
Subtotal				$110,125,000	$89,071,836
Corporate Debt	Lender	Interest Rate1	Maturity Date		Balance as of March 31, 2011
Unsecured Credit Facility5	KeyBank (Admin. Agent)	LIBOR + 125	2/20/12		$112,500,000

Floating Rate Debt (Hedged)6		Various	Various		$(144,310,926)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$186,164,506
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$627,300,804

____________________
1	At March 31, 2011, the one-month LIBOR interest rate was 0.24%.

2	The loan has a LIBOR floor of 3.15%.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by the Operating Partnership.

4	The loan has a LIBOR floor of 2.00%.

5
The Company has 49 unencumbered properties and other assets of which 45 are wholly owned and used as collateral under the unsecured credit facility and three of which are owned in joint ventures.   The major unencumbered properties include: Boulevard Crossing, Broadstone Station, The Centre, The Corner, Coral Springs Plaza, Courthouse Shadows, Four Corner Square, Hamilton Crossing, King's Lake Square, Market Street Village, Naperville Marketplace, Oleander Shopping Center, PEN Products, Publix at Acworth, Red Bank Commons, Shops at Eagle Creek, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

6	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.15

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2011 (CONTINUED)

UNCONSOLIDATED DEBT

Variable Rate Debt - Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of March 31, 2011
Parkside Town Commons2	Bank of America	LIBOR + 275	8/31/13	$20,216,000	$20,216,000
Eddy Street Commons – Limited Service Hotel3	1st Source Bank	LIBOR + 315	8/18/14	10,850,000	9,414,141

Parkside Town Commons Joint Venture Partners' Share – 60%					(12,129,600)
Eddy Street Commons – Limited Service Hotel Joint Venture Partners' Share – 50%					(4,707,070)
KRG SHARE OF UNCONSOLIDATED DEBT					$12,793,471

TOTAL KRG CONSOLIDATED DEBT					627,300,804
TOTAL KRG DEBT					$640,094,275

____________________
1	At March 31, 2011, the one-month LIBOR interest rate was 0.24%.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of the hard cost construction financing.

3	The Company owns a 50% interest in Eddy Street Commons – Limited Service Hotel. The loan has a LIBOR floor of 0.85%.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.16

2011 REFINANCING UPDATE AS OF MARCH 31, 2011

Remaining 2011 Debt Maturities Update

Property	Expiration Dates	Type of Loan	Lender	Balance at March 31, 2011	Comments/Plans

Fishers Station	6/6/11	Variable Rate Debt Mortgages	PNC Bank	$3,579,870	Refinance with long-term debt upon completion of redevelopment.
Delray Marketplace	6/30/11	Construction Loan	Wells Fargo	4,725,000	Convert to construction loan in 2011.
Gateway Shopping Center	10/31/11	Variable Rate Debt Mortgages	Charter One Bank	20,622,866	Automatic one-year extension available. Have begun discussion on long-term financing.
Glendale Town Center	12/19/11	Variable Rate Debt Mortgages	M & I Bank	19,615,000	Have begun discussion on long term financing.
Eddy Street Commons	12/30/11	Construction Loan	Bank of America	25,201,697	Two one-year extensions are available. Have begun discussion on long-term financing.
Remaining 2011 Debt Maturities1				$73,744,433

____________________
1	Total debt maturing in 2011 excludes scheduled monthly principle payments for the remainder of 2011.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.17

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

During 2011, the Company owned the following unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
Parkside Town Commons – Development Property1	40%
Eddy Street Commons Limited Service Hotel – Development Property	50%

____________________

1	The Company's 40% interest in Parkside Town Commons will change to 20% at the time of construction financing placement.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.18

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(Parkside Town Commons and Eddy Street Commons Limited Service Hotel)
(Unaudited)

	March 31, 2011	December 31, 2010
Assets:
Investment properties, at cost:
Buildings and improvements	$9,188,656	$9,180,156
Furniture, equipment and other	257,673	258,048
Construction in progress	61,526,819	60,852,416
	70,973,148	70,290,620
Less: accumulated depreciation	(554,660)	(388,260)
	70,418,488	69,902,360
Cash and cash equivalents	1,784,119	1,146,354
Other receivables	266,471	141,043
Escrow deposits	600,000	600,000
Deferred costs, net	80,279	86,153
Prepaid and other assets	30,077	38,052
Total Assets	$73,179,434	$71,913,962

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$29,630,141	$43,287,141
Accounts payable and accrued expenses	1,531,526	839,607
Total Liabilities	31,161,667	44,126,748
Accumulated equity	42,017,767	27,787,214
Total Liabilities and Shareholders' Equity	$73,179,434	$71,913,962
Company’s share of cash and cash equivalents	$860,505	$551,207
Company’s share of unconsolidated real estate assets	$29,056,562	$28,865,939
Company’s share of mortgage and other indebtedness	$12,793,471	$18,256,271

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.19

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(Eddy Street Commons Limited Service Hotel)
(Unaudited)

	Three Months Ended March 31,
	2011	2010
Revenue:
Minimum rent	$—	$—
Tenant reimbursements	—	—
Other property related revenue	674,034	—
Total revenue	674,034	—

Expenses:
Property operating	476,374	—
Real estate taxes	87,501	—
Other income	18,830	—
Total expenses	582,705	—

Net operating income	91,329	—
Depreciation and amortization	(166,400)	—
Interest expense	(100,179)	—
Net loss	$(175,250)	$—
Company’s share of unconsolidated net operating income	$45,665	$—
Company’s share of unconsolidated interest expense	$(50,090)	$—

Note: Parkside Town Commons is not yet operational.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.20

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of March 31, 2011

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2011.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	8	1,082,630	2	128,997	6	953,633
Target	6	665,732	0	0	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	6	289,779	6	289,779	0	0
Federated Department Stores	1	237,455	1	237,455	0	0
Kohl’s	2	186,090	0	0	2	186,090
Dick's Sporting Goods	3	171,737	3	171,737	0	0
Bed Bath & Beyond/Buy Buy Baby	6	168,165	6	168,165	0	0
Ross Stores	5	147,648	5	147,648	0	0
PetSmart	6	147,079	6	147,079	0	0
	47	3,714,476	30	1,394,021	17	2,320,455

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.21

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of March 31, 2011

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2011.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	Retail	6	289,779	5.2%	$2,366,871	$8.17	3.2%
PetSmart	Retail	6	147,079	2.6%	2,057,838	13.99	2.8%
Bed Bath & Beyond / Buy Buy Baby	Retail	6	168,165	3.0%	1,822,643	10.84	2.5%
Lowe's Home Improvement	Retail	2	128,997	2.3%	1,764,000	6.04	2.4%
Ross Stores	Retail	5	147,648	2.6%	1,643,771	11.13	2.2%
State of Indiana	Commercial	3	210,393	3.8%	1,635,911	7.78	2.2%
Marsh Supermarkets	Retail	2	124,902	2.2%	1,605,139	12.85	2.2%
Dick's Sporting Goods	Retail	3	171,737	3.1%	1,404,508	8.18	1.9%
Indiana Supreme Court	Commercial	1	75,488	1.3%	1,339,164	17.74	1.8%
Staples	Retail	4	89,797	1.6%	1,226,835	13.66	1.7%
HEB Grocery Company	Retail	1	105,000	1.9%	1,155,000	11.00	1.6%
Toys “R” Us	Retail	2	80,600	1.4%	1,095,050	13.59	1.5%
Office Depot	Retail	4	103,402	1.8%	1,069,504	10.34	1.5%
Best Buy	Retail	2	75,045	1.3%	911,993	12.15	1.2%
Kmart	Retail	1	110,875	2.0%	850,379	7.67	1.2%
LA Fitness	Retail	1	45,000	0.8%	843,750	18.75	1.1%
TJX Companies	Retail	3	88,550	1.6%	818,313	9.24	1.1%
Michaels	Retail	3	68,989	1.2%	792,515	11.49	1.1%
Dominick's	Retail	1	65,977	1.2%	775,230	11.75	1.1%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.0%
A & P	Retail	1	58,732	1.0%	763,516	13.00	1.0%
Mattress Firm	Retail	7	29,255	0.5%	719,094	24.58	1.0%
Petco	Retail	3	40,778	0.7%	595,945	14.61	0.8%
Beall's	Retail	2	79,611	1.4%	588,000	7.39	0.8%
Landmark Theatres	Retail	1	43,050	0.8%	573,504	13.32	0.8%
TOTAL			2,587,659	46.1%	$29,189,625	$10.60	39.7%

____________________
1	Annualized base rent represents the monthly contractual rent for March 2011 for each applicable tenant multiplied by 12.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.22

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of March 31, 2011

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2011.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2011	76	285,765	5.1%	$3,842,146	5.4%	$13.45	$0
2012	98	369,542	6.6%	6,020,152	8.4%	16.29	0
2013	79	546,647	9.8%	6,496,005	9.1%	11.88	0
2014	80	561,701	10.1%	7,505,230	10.5%	13.36	340,471
2015	92	744,050	13.3%	10,019,248	14.0%	13.47	198,650
2016	68	639,893	11.5%	5,589,667	7.8%	8.74	0
2017	28	411,369	7.4%	5,911,104	8.3%	14.37	266,300
2018	26	356,184	6.4%	4,874,613	6.8%	13.69	0
2019	18	188,386	3.4%	2,875,105	4.0%	15.26	33,000
2020	20	390,593	7.0%	3,806,904	5.3%	9.75	156,852
Beyond	51	1,090,345	19.5%	14,639,871	20.5%	13.43	1,838,809
Total	636	5,584,475	100.0%	$71,580,045	100.0%	$12.82	$2,834,082

____________________
1	Lease expiration table reflects rents in place as of March 31, 2011 and does not include option periods; 2011 expirations include 17 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for March 2011 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.23

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of March 31, 2011

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2011.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2011	5	147,732	2.7%	$1,095,187	1.5%	$7.41	$0
2012	7	130,581	2.3%	1,119,932	1.6%	8.58	0
2013	4	254,062	4.6%	1,256,461	1.8%	4.95	0
2014	9	236,834	4.2%	2,355,657	3.3%	9.95	0
2015	18	503,359	9.0%	5,003,195	7.0%	9.94	0
2016	9	459,497	8.2%	2,266,850	3.2%	4.93	0
2017	11	277,112	5.0%	3,387,644	4.7%	12.22	0
2018	8	300,576	5.4%	3,580,504	5.0%	11.91	0
2019	6	150,989	2.7%	2,070,625	2.9%	13.71	0
2020	10	360,221	6.5%	3,007,792	4.2%	8.35	0
Beyond	23	907,109	16.2%	11,250,647	15.7%	12.40	990,000
Total	110	3,728,072	66.8%	$36,394,494	50.8%	$9.76	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2	Lease expiration table reflects rents in place as of March 31, 2011 and does not include option periods; 2011 expirations include two month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for March 2011 for each applicable property multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.24

LEASE EXPIRATIONS – RETAIL SHOPS

As of March 31, 2011

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of March 31, 2011.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2011	71	138,033	2.5%	$2,746,959	3.8%	$19.90	$0
2012	90	229,443	4.1%	4,738,414	6.6%	20.65	0
2013	69	157,626	2.8%	3,508,295	4.9%	22.26	0
2014	68	162,179	2.9%	3,568,116	5.0%	22.00	340,471
2015	73	195,590	3.5%	4,236,546	5.9%	21.66	198,650
2016	59	180,396	3.2%	3,322,816	4.6%	18.42	0
2017	15	55,019	1.0%	1,116,977	1.6%	20.30	266,300
2018	17	48,569	0.9%	1,167,408	1.6%	24.04	0
2019	12	37,397	0.7%	804,480	1.1%	21.51	33,000
2020	10	30,372	0.5%	799,112	1.1%	26.31	156,852
Beyond	24	86,941	1.6%	2,120,488	3.0%	24.39	848,809
Total	508	1,321,565	23.7%	$28,129,611	39.3%	$21.29	$1,844,082

____________________
1	Lease expiration table reflects rents in place as of March 31, 2011, and does not include option periods; 2011 expirations include 15 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for March 2011 for each applicable property multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.25

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of March 31, 2011

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2011	0	0	0.0%	$0	0.0%	$0.00
2012	1	9,518	0.2%	161,806	0.2%	17.00
2013	6	134,959	2.4%	1,731,249	2.4%	12.83
2014	3	162,688	2.9%	1,581,457	2.2%	9.72
2015	1	45,101	0.8%	779,507	1.1%	17.28
2016	0	0	0.0%	0	0.0%	0.00
2017	2	79,238	1.4%	1,406,484	2.0%	17.75
2018	1	7,039	0.1%	126,702	0.2%	18.00
2019	0	0	0.0%	0	0.0%	0.00
2020	0	0	0.0%	0	0.0%	0.00
Beyond	4	96,295	1.7%	1,268,736	1.8%	13.18
Total	18	534,838	9.6%	$7,055,940	9.9%	$13.19

____________________
1	Lease expiration table reflects rents in place as of March 31, 2011 and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for March 2011 for each applicable property multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.26

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Company Owned GLA – Operating Retail1	5,052,161	5,132,850	4,999,009	4,999,009	4,996,581
Total GLA – Operating Retail1	7,939,606	8,020,295	7,886,454	7,886,454	7,884,026
Projected Company Owned GLA Under Development or Redevelopment2	885,799	716,100	791,506	791,506	791,506
Projected Total GLA Under Development or Redevelopment2	1,085,922	908,743	1,113,663	1,113,663	1,097,149
Number of Operating Retail Properties	52	53	51	51	51
Number of Retail Properties Under Development or Redevelopment	8	6	7	7	7
Percentage Leased – Operating Retail	92.3%	92.2%	92.2%	91.0%	90.0%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$62,628,349	$63,533,070	$61,225,594	$60,446,100	$59,794,780

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.27

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Company Owned Net Rentable Area (NRA)1,4	581,380	581,380	499,221	499,221	499,221
Number of Operating Commercial Properties	4	4	4	4	4
Percentage Leased – Operating Commercial Properties4	92.0%	94.8%	95.5%	95.5%	96.2%
Annualized Base Rent – Commercial Properties2,3,4	$7,055,940	$7,474,590	$6,409,885	$6,405,262	$6,446,614

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of March 31, 2011.

4	Includes the office space at Eddy Street Commons.

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IN-PROCESS DEVELOPMENTS

Developments Under Construction	Company Ownership %1	MSA	Actual/ Projected Opening Date2	Projected Owned GLA3	Projected Total GLA4	Percent of Owned GLA Occupied5	Percent of Owned GLA Pre-Leased/ Committed6	Total Estimated Project Cost7	Cost Incurred as of March 31, 20117	Major Tenants and Non-owned Anchors

Cobblestone Plaza, FL1	50%	Ft. Lauderdale	Q2 2009/ Q4 2011	132,743	138,386	50.9%	84.4%	$52,000	$48,867	Whole Foods, Pets Emporium, Party City
South Elgin Commons, IL – I & II9	100%	Chicago	Q4 2011	128,000	315,000	35.2%	100.0%	16,200	7,632	Ross, Toys “R” Us, LA Fitness (Phase I) Target (non-owned)
Total In-Process Developments				260,743	453,386	43.1%	92.1%	$68,200	$56,499

Cost incurred as of 3/31/2011 included in Construction in progress on consolidated balance sheet8									$27,156

____________________
1	The Company owns Cobblestone Plaza through a joint venture. Whole Foods is planning to take possession in the second half of 2011.

2
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

3
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

4
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

5	Includes tenants that have taken possession of their space or have begun paying rent.

6
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 3,703 square feet for which the Company has signed non-binding letters of intent.

7	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

8	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

9	Square footage, and occupied and leased percentages include Phase I, LA Fitness that is currently in the operating portfolio. Estimated total Project cost and cost incurred are Phase II only.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
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REDEVELOPMENT PROJECTS

Redevelopment Projects1	MSA	Existing Owned GLA	Projected Owned GLA2	Projected Total GLA3	Total Estimated Project Cost4	Cost Incurred as of March 31, 20114	Major Tenants and Non-owned Anchors
The Centre, IN	Indianapolis	80,689	80,689	80,689	$2,000	$—	CVS Pharmacy
Oleander Point, NC	Wilmington	51,888	43,806	48,306	5,000	36	Whole Foods
Rivers Edge, IN5	Indianapolis	110,875	148,736	151,736	21,500	6,063	Nordstrom Rack , Buy Buy Baby, Container Store, Arhaus Furniture, BGI Fitness
Bolton Plaza, FL	Jacksonville	172,938	172,938	172,938	5,700	3,133	Academy Sports & Outdoors
Courthouse Shadows, FL	Naples	134,867	134,867	134,867	2,500	378	Publix, Office Max
Four Corner Square, WA	Seattle	29,177	44,000	44,000	500	73	Johnson Hardware (Do It Center)
Total Redevelopment Projects		580,434	625,036	632,536	$37,200	$9,683

____________________
1	Redevelopment properties have been removed from the operating portfolio statistics.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.
5	The current estimate of the total project cost may increase depending on the outcome of current negotiations with additional tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.30

FUTURE DEVELOPMENTS (Land owned/Entitlements secured/No vertical construction)

Developments in Final Planning Stages	MSA	KRG Ownership %	Estimated Start Date	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of March 31, 20112	Potential Tenancy
Unconsolidated –
Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$148,000	$62,924	Frank Theatres, Discount Department Store, Jr. Boxes, Restaurants
KRG current share of unconsolidated project3					$29,600	$25,170
Consolidated –					20%	40%
Delray Marketplace, FL4	Delray Beach	50%	TBD	296,000	$90,000	$47,241	Publix, Frank Theatres, Jr. Boxes, Shops, Restaurants
Maple Valley, WA5	Seattle	100%	TBD	74,000	11,000	10,564	Johnson Hardware (Do It Center), Shops
Broadstone Station, NC	Raleigh	100%	TBD	345,000	19,100	13,279	Shops, Pad Sales, Jr. Boxes, Super Wal-Mart (non-owned)
New Hill Place, NC - I	Raleigh	100%	TBD	310,000	30,000	15,743	Target, Frank Theatres
Total Consolidated Future Developments				1,025,000	$150,100	$86,827

____________________
1	Total Estimated Project Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

3
Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of March 31, 2011 and will be reduced to 20% at the time of construction financing placement.

4	The Company owns Delray Marketplace through a joint venture (preferred return, then 50%).

5	“Total Estimated Project Cost” includes a portion of the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.31

GEOGRAPHIC DIVERSIFICATION -OPERATING PORTFOLIO

As of March 31, 2011

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,274,110	40.4%	218	$26,493,443	39.6%	$12.75
• Retail	20	1,692,730	30.1%	200	19,437,502	29.1%	12.60
• Commercial	4	581,380	10.3%	18	7,055,940	10.6%	13.19
Florida	12	1,223,047	21.7%	153	14,222,401	21.3%	12.61
Texas	7	1,099,480	19.5%	81	12,062,460	18.0%	11.70
Georgia	3	300,116	5.3%	57	4,079,058	6.1%	14.67
Washington	3	126,496	2.3%	20	2,782,210	4.2%	23.35
Ohio	1	236,230	4.2%	7	2,119,766	3.2%	8.97
Illinois	3	227,830	4.0%	18	2,998,366	4.5%	14.01
New Jersey	1	115,063	2.0%	13	1,549,071	2.3%	16.56
Oregon	2	31,169	0.6%	13	543,432	0.8%	23.49
Total	56	5,633,541	100.0%	580	$66,850,207	100.0%	$12.86

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of March 31, 2011 and excludes six retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $2,834,083 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.32

OPERATING RETAIL PROPERTIES – TABLE I
As of March 31, 2011
Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Bayport Commons8	FL	Oldsmar	2008	2008	Developed	268,556	97,112	93.8%
Coral Springs Plaza	FL	Ft. Lauderdale	2004/2010	2004	Redeveloped	46,079	46,079	100.0%
Estero Town Commons8	FL	Naples	2006	2007	Developed	206,600	25,631	66.4%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	97.6%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,995	229,995	94.1%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	90.5%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	93.0%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,380	100.0%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	72,271	52.0%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	95.1%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	94.6%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	100.0%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,409	90.8%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	91.0%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	98.2%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	89.4%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,758	96.1%
South Elgin Commons	IL	Chicago	2009	2009	Developed	45,000	45,000	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	—	*
Beacon Hill8	IN	Crown Point	2006	2007	Developed	127,821	57,191	53.8%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	93.0%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	61.6%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	92.5%
Eddy Street Commons (Retail Only)	IN	South Bend	2009	2010	Developed	87,762	87,762	83.6%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,885	116,885	88.7%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.7%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,198	97.4%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	92.1%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	16.4%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	66.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2011, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

5	The Company owns a 60% interest in this property through a joint venture with our partner that manages the property.

6	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

7
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

8
The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); Estero Town Commons (40%); Gateway Shopping Center (50%); and Sandifur Plaza (95%).

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.33

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,612	42,612	95.6%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,674	100.0%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	61.8%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,063	115,063	81.3%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway8	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty6	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Burlington Coat Factory7	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.1%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	89.5%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	87.3%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	77.4%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	97.2%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	99,444	94.8%
Sandifur Plaza8	WA	Pasco	2008	2008	Developed	12,552	12,552	82.5%
					TOTAL	7,939,606	5,052,161	92.3%

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.34

OPERATING RETAIL PROPERTIES – TABLE II

As of March 31, 2011

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Bayport Commons	FL	Oldsmar	$1,640,057	$ —	$1,640,057	2.62%	$17.99	PetSmart, Best Buy, Michaels, Target (non-owned)
Coral Springs Plaza	FL	Ft. Lauderdale	663,538	—	663,538	1.06%	14.40	Toys “R” Us/Babies “R” Us
Estero Town Commons4	FL	Naples	466,649	750,000	1,216,649	1.94%	27.43	Lowe's Home Improvement
Indian River Square	FL	Vero Beach	1,447,614	—	1,447,614	2.31%	10.29	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,162,185	405,471	2,567,656	4.10%	9.99	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods
King's Lake Square	FL	Naples	1,003,574	—	1,003,574	1.60%	12.97	Publix, Retro Fitness
Pine Ridge Crossing	FL	Naples	1,494,102	—	1,494,102	2.39%	15.22	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,129,569	—	1,129,569	1.80%	14.41	Publix
Shops at Eagle Creek	FL	Naples	608,665	55,104	663,769	1.06%	16.21	Staples, Lowe’s Home Improvement (non-owned)
Tarpon Springs Plaza	FL	Naples	1,716,815	100,000	1,816,815	2.90%	21.86	Cost Plus, A C Moore, Staples, Target (non-owned)
Wal-Mart Plaza	FL	Gainesville	926,384	—	926,384	1.48%	5.50	Books-A-Million, Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	963,250	—	963,250	1.54%	12.36	Winn-Dixie
Kedron Village	GA	Atlanta	2,487,342	—	2,487,342	3.97%	17.41	Bed Bath & Beyond, Ross, PETCO, Target (non-owned)
Publix at Acworth	GA	Atlanta	729,198	—	729,198	1.16%	11.51	Publix
The Centre at Panola	GA	Atlanta	862,518	—	862,518	1.38%	12.02	Publix
Fox Lake Crossing	IL	Chicago	1,160,872	—	1,160,872	1.85%	13.11	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	IL	Chicago	993,744	—	993,744	1.59%	12.34	TJ Maxx, PetSmart, Caputo’s (non-owned)
South Elgin Commons	IL	Chicago	843,750	—	843,750	1.35%	18.75	LA Fitness, Target (non-owned)
50 South Morton	IN	Indianapolis	126,000	—	126,000	0.20%	63.00
54th & College	IN	Indianapolis	-	260,000	260,000	0.42%	—	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	453,151	—	453,151	0.72%	14.73	Strack & Van Til (non-owned), Walgreens (non-owned)
Boulevard Crossing	IN	Kokomo	1,546,795	—	1,546,795	2.47%	13.45	PETCO, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	275,517	—	275,517	0.44%	17.22	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	1,892,998	—	1,892,998	3.02%	16.43	The Fresh Market, Stein Mart, Cardinal Fitness
Eddy Street Commons	IN	South Bend	1,678,639	—	1,678,639	2.68%	22.88	Hammes Bookstore, Urban Outfitters
Fishers Station	IN	Indianapolis	1,118,754	—	1,118,754	1.79%	10.78	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	IN	Indianapolis	939,579	—	939,579	1.50%	17.52	Partytree Superstore, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,480,454	—	2,480,454	3.96%	6.32	Macy’s, Landmark Theatres, Staples, Indianapolis Library, Lowe's Home Improvement (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	—	221,748	221,748	0.35%	—	Lowe's Home Improvement (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,378,339	78,650	1,456,989	2.33%	18.15	Office Depot
Martinsville Shops	IN	Martinsville	26,100	—	26,100	0.04%	—	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	319,264	—	319,264	0.51%	14.09	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.74%	9.42	HH Gregg , Office Depot, Lowe's Home Improvement (non-owned)

____________________
1
Annualized Base Rent Revenue represents the contractual rent for March 2011 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of March 31, 2011.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.

 Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p. 35

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
The Corner	IN	Indianapolis	622,922	—	622,922	0.99%	15.30	Hancock Fabrics
Traders Point	IN	Indianapolis	4,105,350	435,000	4,540,350	7.25%	14.68	Dick's Sporting Goods, AMC Theatre, Marsh, Bed Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	748,881	—	748,881	1.20%	26.00
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.62%	7.86	Lowe's Home Improvement
Zionsville Place	IN	Indianapolis	246,004	—	246,004	0.39%	19.84
Ridge Plaza	NJ	Oak Ridge	1,549,071	—	1,549,071	2.47%	16.56	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,119,766	—	2,119,766	3.38%	8.97	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW
Cornelius Gateway	OR	Portland	264,744	—	264,744	0.42%	19.93	Fedex/Kinkos
Shops at Otty	OR	Portland	278,688	136,300	414,988	0.66%	28.31	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	537,000	—	537,000	0.86%	5.00	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	723,651	—	723,651	1.16%	17.37	24 Hour Fitness, JC Penney (non-owned)
Market Street Village	TX	Hurst	1,762,405	33,000	1,795,405	2.87%	11.25	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	TX	Dallas	3,431,769	—	3,431,769	5.48%	12.79	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys“R”Us/Babies“R”Us
Plaza Volente	TX	Austin	1,989,804	110,000	2,099,804	3.35%	14.58	H-E-B Grocery
Preston Commons	TX	Dallas	525,468	—	525,468	0.84%	24.65	Lowe's Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	3,092,362	104,809	3,197,172	5.10%	10.34	PetSmart, Ross, HMY Roomstore, Kmart, Bed Bath & Beyond, Specs Fine Wines
50th & 12th	WA	Seattle	475,000	—	475,000	0.76%	32.76	Walgreens
Gateway Shopping Center	WA	Seattle	2,110,890	144,000	2,254,890	3.60%	22.39	PetSmart, Ross, Rite Aid, Party City, Kohl’s (non-owned), Winco (non-owned)
Sandifur Plaza	WA	Pasco	196,320	—	196,320	0.31%	18.96	Walgreens (non-owned)
		Total	$59,794,267	$2,834,082	$62,628,349	100%	$12.82

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.36

OPERATING COMMERCIAL PROPERTIES

As of March 31, 2011

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	298,346	87.0%	$4,633,646	65.7%	$17.85	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	834,705	11.8%	9.72	Indiana Dept. of Administration
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	9.1%	5.56	Indiana Dept. of Administration
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	82,159	90.5%	948,189	13.4%	12.76	Notre Dame Office
TOTAL				581,380	92.0%	$7,055,940	100.0%	$13.19

____________________
1	Annualized Base Rent represents the monthly contractual rent for March 2011 for each applicable property, multiplied by 12.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of March 31, 2011.

3	The garage is managed by a third party.

4
The Company also owns a 50% interest in an unconsolidated limited service hotel at Eddy Street Commons in South Bend, Indiana along with a parking garage that serves the hotel and the office and retail components of the property.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11
p.37

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1
As of March 31, 2011
	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bayport Commons	FL	71,563	25,549	97,112	100.0%	76.5%	93.8%	$1,107,187	$532,870	$ —	$1,640,057	$15.48	$27.18	$17.99
Coral Springs Plaza		46,079	—	46,079	100.0%	0.0%	100.0%	663,538	—	—	663,538	14.40	—	14.40
Estero Town Commons	FL	—	25,631	25,631	0.0%	66.4%	66.4%	—	466,649	750,000	1,216,649	—	27.43	27.43
Indian River Square	FL	116,342	27,904	144,246	100.0%	87.5%	97.6%	973,085	474,529	—	1,447,614	8.36	19.44	10.29
International Speedway Square	FL	212,995	17,000	229,995	95.5%	76.5%	94.1%	1,933,185	229,000	405,471	2,567,656	9.50	17.62	9.99
King's Lake Square	FL	49,805	35,692	85,497	100.0%	77.3%	90.5%	358,890	644,684	—	1,003,574	7.21	23.37	12.97
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	81.2%	93.0%	627,628	866,475	—	1,494,102	9.46	27.23	15.22
Riverchase Plaza	FL	48,890	29,490	78,380	100.0%	100.0%	100.0%	386,231	743,338	—	1,129,569	7.90	25.21	14.41
Shops at Eagle Creek	FL	51,703	20,568	72,271	49.3%	58.7%	52.0%	356,678	251,987	55,104	663,769	14.00	20.87	16.21
Tarpon Springs Plaza	FL	60,151	22,396	82,547	100.0%	82.1%	95.1%	1,144,008	572,807	100,000	1,816,815	19.02	31.17	21.86
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	75.8%	94.6%	561,479	364,905	—	926,384	4.06	12.18	5.50
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	100.0%	100.0%	408,452	554,798	—	963,250	7.90	21.14	12.36
Kedron Village	GA	68,845	88,564	157,409	100.0%	83.6%	90.8%	849,648	1,637,694	—	2,487,342	12.34	22.11	17.41
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	80.2%	91.0%	337,203	391,995	—	729,198	8.90	15.41	11.51
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	93.9%	98.2%	413,392	449,126	—	862,518	8.00	22.34	12.02
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	68.1%	89.4%	775,230	385,642	—	1,160,872	11.75	17.11	13.11
Naperville Marketplace	IL	61,683	22,075	83,758	100.0%	85.4%	96.1%	702,879	290,865	—	993,744	11.40	15.43	12.34
South Elgin Commons	IL	45,000	—	45,000	100.0%	0.0%	100.0%	843,750	—	—	843,750	18.75	—	18.75
50 South Morton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	126,000	—	126,000	—	63.00	63.00
54th & College	IN	—	—	—	0.0%	0.0%	0.0%	—	—	260,000	260,000	—	—	—
Beacon Hill	IN	—	57,191	57,191	0.0%	53.8%	53.8%	—	453,151	—	453,151	—	14.73	14.73
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	82.7%	93.0%	862,900	683,895	—	1,546,795	11.75	16.46	13.45
Bridgewater Marketplace	IN	—	25,975	25,975	0.0%	61.6%	61.6%	—	275,517	—	275,517	—	17.22	17.22
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	84.7%	92.5%	643,200	1,249,798	—	1,892,998	10.11	24.20	16.43
Eddy Street Commons	IN	20,154	67,608	87,762	100.0%	78.7%	83.6%	342,618	1,336,021	—	1,678,639	17.00	25.11	22.88
Fishers Station	IN	72,212	44,673	116,885	100.0%	70.6%	88.7%	705,907	412,848	—	1,118,754	9.78	13.10	10.78
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	71.0%	83.7%	396,184	543,395	—	939,579	14.17	21.16	17.52
Glendale Town Center	IN	329,588	73,610	403,198	100.0%	85.6%	97.4%	1,244,313	1,236,140	—	2,480,454	3.78	19.62	6.32
Greyhound Commons	IN	—	—	—	0.0%	0.0%	0.0%	—	—	221,748	221,748	—	—	—
Hamilton Crossing Centre	IN	30,722	51,702	82,424	100.0%	87.5%	92.1%	345,623	1,032,717	78,650	1,456,989	11.25	22.83	18.15
Martinsville Shops	IN	—	10,986	10,986	0.0%	16.4%	16.4%	—	26,100	—	26,100	—	—	—
Red Bank Commons	IN	—	34,308	34,308	0.0%	66.0%	66.0%	—	319,264	—	319,264	—	14.09	14.09
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	—	9.42
The Corner	IN	12,200	30,412	42,612	100.0%	93.8%	95.6%	88,450	534,472	—	622,922	7.25	18.74	15.30
Traders Point	IN	238,721	40,953	279,674	100.0%	100.0%	100.0%	3,134,370	970,980	435,000	4,540,350	13.13	23.70	14.68
Traders Point II	IN	—	46,600	46,600	0.0%	61.8%	61.8%	—	748,881	—	748,881	—	26.00	26.00
Whitehall Pike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
Zionsville Place	IN	—	12,400	12,400	0.0%	100.0%	100.0%	—	246,004	—	246,004	—	19.84	19.84
Ridge Plaza	NJ	69,612	45,451	115,063	100.0%	52.6%	81.3%	997,762	551,309	—	1,549,071	14.33	23.05	16.56
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	1,987,016	132,750	—	2,119,766	8.57	29.50	8.97
Cornelius Gateway	OR	—	21,324	21,324	0.0%	62.3%	62.3%	—	264,744	—	264,744	—	19.93	19.93
Shops at Otty	OR	—	9,845	9,845	0.0%	100.0%	100.0%	—	278,688	136,300	414,988	—	28.31	28.31
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	537,000	—	—	537,000	5.00	—	5.00
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.4%	94.1%	531,812	191,840	—	723,651	16.50	20.34	17.37
Market Street Village	TX	136,746	19,879	156,625	100.0%	100.0%	100.0%	1,295,215	467,190	33,000	1,795,405	9.47	23.50	11.25
Plaza at Cedar Hill	TX	227,106	72,741	299,847	89.0%	91.1%	89.5%	2,102,687	1,329,081	—	3,431,769	10.41	20.05	12.79
Plaza Volente	TX	105,000	51,333	156,333	100.0%	61.3%	87.3%	1,155,000	834,804	110,000	2,099,804	11.00	26.54	14.58
Preston Commons	TX	—	27,539	27,539	0.0%	77.4%	77.4%	—	525,468	—	525,468	—	24.65	24.65
Sunland Towne Centre	TX	265,006	42,468	307,474	100.0%	79.8%	97.2%	2,324,477	767,886	104,809	3,197,172	8.77	22.65	10.34
50th & 12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
Gateway Shopping Center	WA	74,639	24,805	99,444	100.0%	79.1%	94.8%	1,497,779	613,111	144,000	2,254,890	20.06	31.23	22.39
Sandifur Plaza	WA	—	12,552	12,552	0.0%	82.5%	82.5%	—	196,320	—	196,320	—	18.96	18.96
	Total	3,555,861	1,496,300	5,052,161	98.3%	78.2%	92.3%	$34,588,530	$25,205,737	$2,834,082	$62,628,349	$ 9.90	$21.54	$12.82

____________________
1	This table does not include annualized base rent from development property tenants open for business as of March 31, 2011.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/11 p.38